[logo] M F S(R)                                              SEMIANNUAL REPORT
INVESTMENT MANAGEMENT                                         OCTOBER 31, 2001

[graphic omitted]

                                                               MFS(R) EMERGING
                                                            OPPORTUNITIES FUND

                                                 MFS(R) HIGH QUALITY BOND FUND

                                                   MFS(R) LARGE CAP VALUE FUND

MFS(R) EMERGING OPPORTUNITIES FUND
MFS(R) HIGH QUALITY BOND FUND
MFS(R) LARGE CAP VALUE FUND

TRUSTEES                                           ASSISTANT TREASURERS
John W. Ballen* -- President, MFS Investment       Mark E. Bradley*
Management                                         Robert R. Flaherty*
                                                   Ellen Moynihan*
William R. Gutow+ -- Private Investor and Real
Estate Consultant; Vice Chairman, Entertainment    SECRETARY
Management Company (video franchise)               Stephen E. Cavan*

J. Atwood Ives+ -- Private Investor                ASSISTANT SECRETARY
                                                   James R. Bordewick, Jr.*
Lawrence T. Perera+ -- Partner,
Hemenway & Barnes (attorneys)                      CUSTODIAN
                                                   State Street Bank and Trust Company
William J. Poorvu+ -- Adjunct Professor
Harvard University Graduate School of              INVESTOR INFORMATION
Business Administration                            For information on MFS mutual funds, call your
                                                   investment professional or, for an information
Charles W. Schmidt+ -- Private Investor            kit, call toll free: 1-800-637-2929 any business
                                                   day from 9 a.m. to 5 p.m. Eastern time (or leave
Arnold D. Scott* -- Senior Executive               a message anytime).
Vice President and Director,
MFS Investment Management                          INVESTOR SERVICE
                                                   MFS Service Center, Inc.
Jeffrey L. Shames* -- Chairman and Chief           P.O. Box 2281
Executive Officer, MFS Investment Management       Boston, MA 02107-9906

Elaine R. Smith+ -- Independent Consultant         For general information, call toll free:
                                                   1-800-225-2606 any business day from 8 a.m. to
David B. Stone+ -- Chairman Emeritus and           8 p.m. Eastern time.
Director, North American Management Corp.
(investment adviser)                               For service to speech- or hearing-impaired
                                                   individuals, call toll free: 1-800-637-6576 any
INVESTMENT ADVISER                                 business day from 9 a.m. to 5 p.m. Eastern time.
Massachusetts Financial Services Company           (To use this service, your phone must be
500 Boylston Street                                equipped with a Telecommunications Device for
Boston, MA 02116-3741                              the Deaf.)

DISTRIBUTOR                                         For share prices, account balances, exchanges,
MFS Fund Distributors, Inc.                         or stock and bond outlooks, call toll free:
500 Boylston Street
Boston, MA 02116-3741                               1-800-MFS-TALK (1-800-637-8255) anytime
                                                    from a touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                                  WORLD WIDE WEB
                                                    www.mfs.com
ASSOCIATE DIRECTOR OF EQUITY RESEARCH
Michael A. Lawless*

PORTFOLIO MANAGERS
David M. Calabro*
Peter C. Vaream*

TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee

--------------------------------------------------------------------------------
MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

   o information we receive from you on applications or other forms

   o information about your transactions with us, our affiliates, or others, and

   o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1) MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC, MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

Dear Shareholders,
As I write this letter, it's been just over two months since the events of September 11, among the most tragic events ever to occur on U.S. soil. The human dimensions of September 11 have rightfully overshadowed all else, but the terrorist attacks were also unprecedented in terms of a market event.

POTENTIAL RECOVERY PUSHED OUT
Prior to September 11, we felt that the market was approaching bottom and might be on a slow, uneven, but upward trend toward recovery. On September 11 political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in air travel and the ripple effects in a large number of industries, companies announced a huge number of employee layoffs in the weeks following the attacks.

On October 31, the U.S. Commerce Department announced that gross domestic product (GDP) declined 0.4% in the third quarter, the first drop in GDP since 1993. With most economists expecting GDP growth to be negative in the fourth quarter as well, this announcement virtually assured that the economy has entered a recession. (A recession is generally defined as two or more consecutive quarters of declining GDP growth.)

We think the implication for investors is that the current economic downturn may last longer than we had previously expected, with a potential recovery pushed out farther into the future. However, it is important to note that the equity market had experienced a significant downturn prior to September 11, with many stocks already factoring in a slow growth environment.

ENCOURAGING SIGNS AMID A DOWNTURN
We do, however, have a strong belief that the U.S. economy and economies around the globe will indeed recover over time and perhaps emerge even stronger. In our view, the U.S. economy is already demonstrating a tremendous resiliency. After an initial slide when the market reopened after September 11, we witnessed a market rally that seemed amazing in light of the enormity of the tragedy: as of November 14, the Dow Jones Industrial Average is up 19%, the Standard & Poor's 500 Stock Index is up 18%, and the NASDAQ Composite Index is up 34%, compared to their post-September 11 lows. And all three indices are above their September 10 levels.(1)

Consumer spending, which accounts for about two-thirds of GDP, is certainly down and may remain so for a while. However, it does appear to be recovering slowly from the sharp drop we experienced immediately after September 11. In fact, a Commerce Department report released on November 13 reported that retail and food services sales jumped 7.1% in October, far exceeding economists' projections of a 2% increase over September sales.(2)

Prior to September 11, corporations were responding to the economic slowdown by trimming capacity, expenses, and payrolls, and the attacks accelerated that trend. Our experience in previous downturns has been that this type of environment, although painful in the short term, allows the best firms in various industries to emerge leaner and stronger, setting the stage for a healthier economy. A recent example is the economic slowdown of 1990 - 1991, a period that included the Gulf War. Corporate earnings fell, and the markets witnessed a large selloff; yet a short time later we began a nearly decade- long climb to all-time highs in both earnings and stock prices.

GOVERNMENT IS DOING ITS PART
Also encouraging is the urgency with which the U.S. government has stepped in to bolster the economy. As of November 14, the Federal Reserve Board (the Fed) has cut interest rates three times since the attacks, bringing rates to their lowest level in four decades. By decreasing the cost of borrowing money, rate cuts encourage buying by both corporations and consumers. Rate cuts also make interest rates on money market funds and certificates of deposit less attractive. This may stimulate investors to move money off the sidelines and into potentially higher-yielding investments -- such as corporate bonds and stocks -- that may do more to drive the economy.

President Bush and Congress also seem determined to help bolster the economy, and as of mid-November, several economic stimulus packages appear to be working their way through the legislative process.

INVESTING IN UNCERTAIN TIMES
The events of September 11 have not changed what we do on a day-to-day basis. Our investment approach is still based on our own in-depth, fundamental research into companies and other issuers of securities. We remain bottom-up investors, building our portfolios one stock or bond at a time. In equity investing, we continue to believe that, over the long term, stock prices follow earnings. We also remain convinced that valuation, or a stock's price in relation to factors such as earnings and cash flow, is important. In our view, a good company selling at an overly high price is not a good stock.

If anything, we think our investment approach is more valid than ever in the current environment. Although September 11 changed the near-term outlook for many companies, our experience has been that companies we believed were good investments before that date are still, for the most part, good investments. By lowering valuations somewhat indiscriminately across the market, the post-attack downturn made some stocks even more attractive. From a long-term valuation standpoint, one could argue that it may be less risky to be in the market today than it has been in a long time.

At the present time, we see economic markets in the midst of tremendous short-term uncertainty. But we also see the seeds of economic recovery beginning to take root, and we believe that our fundamental, bottom-up investment process continues to benefit long-term investors. For further guidance in these difficult times, we believe it is critical for you to consult with your investment professional. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     November 14, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

It is not possible to invest directly in an index.

(1) Source: Lipper Inc. and MFS research. The Dow Jones Industrial Average
    (DJIA) is a price-weighted average of 30 blue-chip stocks that are generally the leaders in their industry. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance.
(2) Source: The Wall Street Journal Online, November 14, 2001.

MANAGEMENT REVIEW AND OUTLOOK

MFS Emerging Opportunities Fund

Dear Shareholders,
For the six months ended October 31, 2001, Class A and Class I shares of the fund provided a total return of -11.17%. These returns include the reinvestment of any dividends and capital gains distributions but excludes the effects of any sales charges. During the same period, the fund's benchmark, the Russell 2500 Growth Index (the Russell Index), returned -15.96%. The Russell Index, measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. During the same period, the average mid-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -12.22%.

The fund invests in the best ideas of our equity research committee, drawing upon the stock and industry selection capabilities of our entire equity research department. The resulting portfolio represents what our committee believes to be the best selections for capital growth across the entire spectrum of publicly traded small- and mid-cap stocks. It is our intention to maintain a highly concentrated portfolio composed of 30 to 40 of our analysts' best investment ideas. Our focus is on companies that we believe are at the forefront of innovation and are capitalizing on their competitive advantages. We also seek companies that we believe are reasonably valued or undervalued relative to their prospective growth outlooks.

Prior to the events of September 11, we felt that the market might have experienced a bottom in the spring of 2001 and might be on a slow, uneven, but upward trend toward recovery. On September 11, political uncertainty was added to the issues buffeting the economy, and the market subsequently hit new lows. Due largely to a decrease in consumer confidence and the ripple effects in a large number of industries, negative earnings reports flooded the market. What followed were huge layoff announcements from a broad range of companies.

Given the high degree of uncertainty in the economy and the uncertain financial outlook for many companies, we've significantly increased the fund's exposure to defensive stocks in the health care sector. In particular, we've added to nursing homes and assisted living providers such as Sunrise Assisted Living, which we think could benefit from a more favorable environment resulting from increased Medicare reimbursements approved by Congress. We've also added to medical services companies such as Lincare Holdings, which provides oxygen and respiratory therapy products, and we've maintained significant exposure to IMS Health Inc., a global information solutions provider to the health care industry. These stocks have aided performance during a difficult period for the stock market.

Technology remained our largest sector concentration, with an emphasis on semiconductor manufacturers such as Zarlink Semiconductor, storage networking firms such as Computer Network Technology Corp., and telecommunications networking firms such as Advanced Fiber. Another area of focus for us was the business services industry, as we added information technology companies SunGard Data Systems and DST Systems during the period. Many of these stocks have suffered significant market losses during the past year, but we believed these companies are leaders in their respective industries, with innovative products and management teams that have a strong chance of success over the long term.

Looking forward, the war on terrorism increases the probability of increased market volatility in our view. However, there are some reasons for optimism. The Federal Reserve Board has lowered rates dramatically, consumers have kept spending, unemployment has remained at historically low levels, and inflation has been low. Most importantly, however, expectations for future corporate earnings have been brought down to such low levels that we have begun to see companies meet earnings estimates. If we continue to see good news on the earnings and war front, we think the market can recover more quickly than expected.

     Respectfully,

 /s/ Michael A. Lawless

     Michael A. Lawless
     Associate Director of Domestic Equity Research

The committee of MFS research analysts is responsible for the day-to-day management of the fund under the general supervision of Mr. Lawless.

MFS High Quality Bond Fund

Dear Shareholders,
For the six months ended October 31, 2001, Class A shares of the fund provided a total return of 7.63% and Class I shares 7.50%. These results, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare over the same period to a 7.85% return for the fund's benchmark, the Lehman Brothers Aggregate Bond Index (the Lehman Index). The Lehman Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA). Over the same period, the average corporate debt "A"-rated fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned 7.25%.

The fund seeks to provide high current income in a manner that is consistent with prudent risk and under normal market conditions invests at least 65% of its total assets in fixed-income securities, including high-quality corporate bonds, mortgage- and asset-backed securities, and U.S. government securities. To select fixed-income investments, our portfolio managers and research analysts periodically assess the total return outlook for the fixed-income markets. This "horizon" outlook is a tool used to fine-tune the fund's asset allocations to various segments of the fixed-income markets. In addition, our investment staff does its own bottom-up research and independent credit analysis and evaluates the results of credit-rating agencies.

A weakening economy, sliding equity prices, and uncertainty surrounding the September 11 terrorist attacks resulted in strong performance for high-quality corporate and government bonds. Short-term interest rates fell sharply due to aggressive interest rate cuts by the Federal Reserve Board (the Fed). Intermediate- and long-term interest rates fell less than short-term rates, resulting in a steeper Treasury yield curve. U.S. government securities led the way, as investors demanded the highest-quality sectors in a more uncertain environment. Federal agency securities outperformed most other sectors of the fixed-income marketplace. Historically attractive yield premiums and minimal credit risk proved to be a positive combination, leading to strong performance by agency securities.

While the fund maintained significant exposure to high-quality corporate bonds, which lagged Treasuries during the period, our overall security selection was strong. (The principal value and interest on Treasury securities are guaranteed by the U.S. government if held to maturity.) This factor helped the fund to keep pace with the index and outperform our Lipper category average. Performance was also aided by our avoidance of a number of insurance, lodging, airline, and leisure-related bonds that hurt the index and the Lipper category's performance.

The past six months have been good to bond investors, and we think this environment could continue in the near term. While there is cause for concern given the uncertain economic environment, the bond market has been telling us that investors have faith in the Fed's ability to get the economy back on track. Against this backdrop, the outlook appears encouraging, especially for the corporate sector of the market where yields were attractive relative to Treasuries. In addition, we found issuers with cash flow and earnings that appeared healthy. We also think interest rates and inflation would remain low, which may dampen volatility in the bond market. In an environment such as this, we generally look to maintain and possibly increase the fund's significant exposure to corporate securities.

     Respectfully,

 /s/ Peter C. Vaream

     Peter C. Vaream
     Portfolio Manager

MFS Large Cap Value Fund

Dear Shareholders,
For the six months ended October 31, 2001, Class A shares of the fund provided a total return of -11.08% and Class I shares -10.96%; these results, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -11.74% return for the fund's benchmark, the Russell 1000 Value Index (the Russell Index), which measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. During the same period, the average multicap value fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -11.31%.

At the end of the period, the war against terrorism was in its early stages, consumers and companies had reduced spending, and the economy had slowed significantly. The real reason stocks were down so dramatically this year, however, was because earnings and earnings prospects for many companies were down. Because of this fact, we didn't think the stock market had reached a point of significant undervaluation. We would argue that many equities have been fairly valued and have offered the opportunity for returns in the range of long-term historical averages. On the other hand, equities were clearly more attractively priced than they were one or two years ago, and we were finding opportunities in a wide range of industries.

Our largest sector allocation was financial services with a focus on banks. Citigroup, Bank of America, and FleetBoston were our top three positions within the group at the end of the period. We saw Citigroup as a reasonably priced, diversified way to take part in a possible rebound in the capital markets. We thought FleetBoston and Bank of America were attractively valued with strong balance sheets and compelling dividend yields.

Other large sector weightings included energy and utilities and communications. Unfortunately, many of these holdings detracted from performance as oil prices declined and demand slackened for natural gas and electricity. Our largest exposure in the energy sector was in integrated oil companies such as ExxonMobil and Royal Dutch, followed by electric utilities such as Pinnacle West and NiSource. At the end of October, approximately 6% of the portfolio was in telephone services holdings such as Sprint, Verizon, and AT&T. We've opted for more exposure to long distance because we saw more attractive valuations and a more promising outlook. We've also increased our weighting in consumer staples, adding to Gillette and Procter & Gamble. Both names had restructuring stories, with new managements focused on improving operating and capital discipline; goals that we felt were reasonable and achievable.

As far as the economy is concerned, the outlook is a bit cloudy. Following the tragedy of September 11, consumer confidence has declined, and we haven't seen any signs of a pickup in capital spending. Until evidence of a recovery in corporate earnings becomes more compelling, we're likely to maintain our defensive investment strategy. That said, we have begun to concentrate on companies that are likely to benefit once the economy begins to turn around. We think significant holdings in companies such as Viacom and Deere & Co. exemplify our conservative approach to stockpicking, our emphasis on high- quality companies with improving business fundamentals, and our confidence in the long-term health of the U.S. economy.

     Respectfully,

 /s/ David M. Calabro

     David M. Calabro
     Portfolio Manager

The opinions expressed in this report are those of MFS and are current only through the end of the period as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

The portfolios are actively managed, and current holdings may be different.

PERFORMANCE SUMMARY

Currently, each fund offers only Class A and Class I shares, which are available for purchase at net asset value only by residents of the Commonwealth of Massachusetts who are employees (or certain relatives of employees) of MFS and its affiliates or members of the governing boards of the various funds sponsored by MFS.

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH OCTOBER 31, 2001

MFS(R) EMERGING OPPORTUNITIES FUND(2),(3),(6),(7),(8)

CLASS A
                                                                                   6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      -11.17%           -30.76%           -25.49%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             -30.76%           -17.83%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                                   --             -34.74%           -21.01%
---------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                   6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      -11.17%           -30.76%           -25.49%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             -30.76%           -17.83%
---------------------------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, May 2, 2000, through October 31, 2001.
** Takes into account the maximum sales charge of 5.75%.

MFS(R) HIGH QUALITY BOND FUND(1),(4),(5),(8)

CLASS A
                                                                                   6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      + 7.63%           +14.80%           +23.78%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             +14.80%           + 8.92%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                                   --             + 9.35%           + 6.82%
---------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                   6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      + 7.50%           +14.48%           +22.45%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             +14.48%           + 8.47%
---------------------------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, May 3, 1999, through October 31, 2001.
** Takes into account the maximum sales charge of 4.75%.

MFS(R) LARGE CAP VALUE FUND(2),(6),(8)

CLASS A
                                                                                   6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      -11.08%           - 9.12%           +11.93%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             - 9.12%           + 4.62%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Including Sales Charge**                                   --             -14.34%           + 2.17%
---------------------------------------------------------------------------------------------------------------------------------

CLASS I
                                                                                   6 Months            1 Year             Life*
---------------------------------------------------------------------------------------------------------------------------------
Cumulative Total Return Excluding Sales Charge                                      -10.96%           - 8.69%           +13.32%
---------------------------------------------------------------------------------------------------------------------------------
Average Annual Total Return Excluding Sales Charge                                     --             - 8.69%           + 5.15%
---------------------------------------------------------------------------------------------------------------------------------
 * For the period from the commencement of the fund's investment operations, May 4, 1999, through October 31, 2001.
** Takes into account the maximum sales charge of 5.75%.

NOTES TO PERFORMANCE SUMMARY

Performance results reflect any applicable subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus and financial statements for details. All results are historical and include the reinvestment of any dividends and capital gains distributions.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN.

RISK CONSIDERATIONS

(1) Investments in foreign securities may be unfavorably affected by interest-rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(2) Investments in foreign and emerging market securities may be unfavorably affected by interest-rate and currency-exchange-rate changes, as well as market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

(3) Investing in small companies is riskier than investing in more-established companies.

(4) Government guarantees apply to the underlying securities only and not to the prices and yields of the portfolio.

(5) The portfolio may invest in mortgage-backed securities, which are subject to unique interest and maturity risks. When interest rates fall, mortgages may be paid early through refinancing, which may shorten the expected maturity of these securities. Alternatively, when interest rates rise, mortgages are not likely to be paid early, which may lengthen the expected maturity of these securities. Therefore, during times of fluctuating interest rates, these factors may cause the value of mortgage-backed securities to increase or decrease more than those of other fixed-income securities.

(6) The portfolio may participate in the initial public offering (IPO) market, and a significant portion of the portfolio's returns may be attributable to investment in IPOs, which may have greater impact on performance of a portfolio while it's asset base is small. There is no guarantee the portfolio will experience similar performance as its assets grow.

(7) The portfolio will suffer a loss if it sells a security short and the value of that security rises. Because a portfolio must purchase the security it borrowed in a short sale at prevailing market rates, the potential loss is limited only by the purchase price of the security.

(8) These risks may increase share price volatility. Please see the prospectus for details.

RESULTS OF SHAREHOLDER MEETING (Unaudited)

At the special meeting of shareholders of MFS Emerging Opportunities Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows.

                                                         NUMBER OF SHARES
                                                   ----------------------------
                                                                       WITHHOLD
NOMINEE                                                    FOR         AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                                  153,129.450          .000
John W. Ballen                                     153,129.450          .000
Lawrence H. Cohn                                   153,129.450          .000
J. David Gibbons                                   153,129.450          .000
William R. Gutow                                   153,129.450          .000
J. Atwood Ives                                     153,129.450          .000
Abby M. O'Neill                                    153,129.450          .000
Lawrence T. Perera                                 153,129.450          .000
William J. Poorvu                                  153,129.450          .000
Arnold D. Scott                                    153,129.450          .000
J. Dale Sherratt                                   153,129.450          .000
Elaine R. Smith                                    153,129.450          .000
Ward Smith                                         153,129.450          .000

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

      NUMBER OF SHARES
      ------------------------------------------------------------------
      For                                                    151,312.294
      Against                                                  1,817.156
      Abstain                                                       .000

ITEM 3. The amendment, removal or addition of certain fundamental investment policies.

      NUMBER OF SHARES
      ------------------------------------------------------------------
      For                                                    153,129.450
      Against                                                       .000
      Abstain                                                       .000
      Broker non-votes                                              .000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

      NUMBER OF SHARES
      ------------------------------------------------------------------
      For                                                    151,312.294
      Against                                                  1,817.156
      Abstain                                                       .000

ITEM 5. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending April 30, 2002.

      NUMBER OF SHARES
      ------------------------------------------------------------------
      For                                                    153,129.294
      Against                                                       .000
      Abstain                                                       .000

At the special meeting of shareholders of MFS High Quality Bond Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows.

                                                         NUMBER OF SHARES
                                                   ----------------------------
                                                                       WITHHOLD
NOMINEE                                                    FOR         AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                                  114,615.408          .000
John W. Ballen                                     114,615.408          .000
Lawrence H. Cohn                                   114,615.408          .000
J. David Gibbons                                   114,615.408          .000
William R. Gutow                                   114,615.408          .000
J. Atwood Ives                                     114,615.408          .000
Abby M. O'Neill                                    114,615.408          .000
Lawrence T. Perera                                 114,615.408          .000
William J. Poorvu                                  114,615.408          .000
Arnold D. Scott                                    114,615.408          .000
J. Dale Sherratt                                   114,615.408          .000
Elaine R. Smith                                    114,615.408          .000
Ward Smith                                         114,615.408          .000

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

      NUMBER OF SHARES
      ------------------------------------------------------------------
      For                                                    114,615.408
      Against                                                       .000
      Abstain                                                       .000

ITEM 3. The amendment, removal or addition of certain fundamental investment policies.

      NUMBER OF SHARES
      ------------------------------------------------------------------
      For                                                    114,615.408
      Against                                                       .000
      Abstain                                                       .000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

      NUMBER OF SHARES
      ------------------------------------------------------------------
      For                                                    114,615.408
      Against                                                       .000
      Abstain                                                       .000

ITEM 5. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending April 30, 2002.

      NUMBER OF SHARES
      ------------------------------------------------------------------
      For                                                    114,615.408
      Against                                                       .000
      Abstain                                                       .000

At the special meeting of shareholders of MFS Large Cap Value Fund, which was held on October 19, 2001, the following actions were taken:

ITEM 1. Trustees of the trust were elected as follows.

                                                         NUMBER OF SHARES
                                                   ----------------------------
                                                                       WITHHOLD
NOMINEE                                                    FOR         AUTHORITY
--------------------------------------------------------------------------------
Jeffrey L. Shames                                   40,448.653          .000
John W. Ballen                                      40,448.653          .000
Lawrence H. Cohn                                    40,448.653          .000
J. David Gibbons                                    40,448.653          .000
William R. Gutow                                    40,448.653          .000
J. Atwood Ives                                      40,448.653          .000
Abby M. O'Neill                                     40,448.653          .000
Lawrence T. Perera                                  40,448.653          .000
William J. Poorvu                                   40,448.653          .000
Arnold D. Scott                                     40,448.653          .000
J. Dale Sherratt                                    40,448.653          .000
Elaine R. Smith                                     40,448.653          .000
Ward Smith                                          40,448.653          .000

ITEM 2. The authorization of the Trustees to adopt an Amended and Restated Declaration of Trust.

      NUMBER OF SHARES
      ------------------------------------------------------------------
      For                                                     40,448.653
      Against                                                       .000
      Abstain                                                       .000

ITEM 3. The amendment or removal of certain fundamental investment policies.

      NUMBER OF SHARES
      ------------------------------------------------------------------
      For                                                     40,448.653
      Against                                                       .000
      Abstain                                                       .000

ITEM 4. The approval of a new investment advisory agreement with Massachusetts Financial Services Company.

      NUMBER OF SHARES
      ------------------------------------------------------------------
      For                                                     40,448.653
      Against                                                       .000
      Abstain                                                       .000

ITEM 5. The ratification of the election of Ernst & Young LLP as the independent public accountants to be employed by the trust for the fiscal year ending April 30, 2002.

      NUMBER OF SHARES
      ------------------------------------------------------------------
      For                                                     40,448.653
      Against                                                       .000
      Abstain                                                       .000

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2001

MFS EMERGING OPPORTUNITIES FUND

Stocks - 91.7%
-------------------------------------------------------------------------------
ISSUER                                                  SHARES            VALUE
-------------------------------------------------------------------------------
U.S. Stocks - 85.2%
  Advertising & Broadcasting - 0.8%
    Lamar Advertising Co., "A"*                            285       $    8,949
-------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.5%
    Comerica, Inc.                                         440       $   20,280
    SouthTrust Corp.                                     1,190           26,965
                                                                     ----------
                                                                     $   47,245
-------------------------------------------------------------------------------
  Business Services - 7.4%
    CheckFree Corp.*                                     1,150       $   16,192
    DST Systems, Inc.*                                     400           16,380
    Radiant Systems, Inc.*                               2,380           15,732
    SunGard Data Systems, Inc.*                          1,180           29,736
                                                                     ----------
                                                                     $   78,040
-------------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.0%
    IMPATH, Inc.*                                          285       $   10,508
-------------------------------------------------------------------------------
  Computer Software - Services - 4.5%
    Lightspan, Inc.*                                     4,600       $    6,440
    Precise Software Solutions Ltd.*                     1,110           21,212
    Watchguard Technologies, Inc.*                       2,190           19,819
                                                                     ----------
                                                                     $   47,471
-------------------------------------------------------------------------------
  Computer Software - Systems - 0.4%
    NetIQ Corp.*                                           140       $    3,941
-------------------------------------------------------------------------------
  Containers - 1.4%
    Owens Illinois, Inc.*                                2,450       $   14,945
-------------------------------------------------------------------------------
  Defense Electronics - 0.6%
    Edo Corp.                                              220       $    5,929
-------------------------------------------------------------------------------
  Electrical Equipment - 2.9%
    Cable Design Technologies Corp.*                     2,360       $   30,161
-------------------------------------------------------------------------------
  Electronics - 5.2%
    Kulicke & Soffa Industries, Inc.*                      840       $   12,743
    LTX Corp.*                                           1,100           18,106
    Mattson Technology, Inc.*                            4,800           24,000
                                                                     ----------
                                                                     $   54,849
-------------------------------------------------------------------------------
  Entertainment - 1.1%
    Gemstar-TV Guide International, Inc.*                  580       $   11,757
-------------------------------------------------------------------------------
  Financial Institutions - 0.3%
    Principal Financial Group, Inc.*                       160       $    3,600
-------------------------------------------------------------------------------
  Insurance - 10.2%
    Arthur J. Gallagher & Co.                            2,100       $   76,734
    Willis Group Holdings Ltd.*                          1,320           30,743
                                                                     ----------
                                                                     $  107,477
-------------------------------------------------------------------------------
  Medical & Health Products - 3.9%
    Allergan, Inc.                                         380       $   27,280
    Inhale Therapeutic Systems Co.*                        120            2,100
    Urologix Inc.*                                         750           11,303
                                                                     ----------
                                                                     $   40,683
-------------------------------------------------------------------------------
  Medical & Health Technology Services - 14.2%
    First Health Group Corp.*                            1,120       $   30,240
    IMS Health, Inc.                                     1,580           33,764
    Laboratory Corporation of America Holdings*            155           13,361
    Lincare Holdings, Inc.*                                820           21,074
    Sunrise Assisted Living, Inc.*                         970           28,993
    Unilab Corp.                                            20              474
    WebMD Corp.*                                         4,720           21,665
                                                                     ----------
                                                                     $  149,571
-------------------------------------------------------------------------------
  Oil Services - 1.9%
    Santa Fe International Corp.                           825       $   20,080
-------------------------------------------------------------------------------
  Oils - 6.5%
    EOG Resources, Inc.                                    880       $   31,125
    Newfield Exploration Co.*                            1,090           37,943
                                                                     ----------
                                                                     $   69,068
-------------------------------------------------------------------------------
  Retail - 4.4%
    BJ's Wholesale Club, Inc.*                             220       $   11,169
    Cost Plus, Inc.*                                       510            9,920
    Gart Sports Co.*                                       330            5,940
    Whitehall Jewellers, Inc.*                           1,120            9,240
    Williams-Sonoma, Inc.*                                 380            9,842
                                                                     ----------
                                                                     $   46,111
-------------------------------------------------------------------------------
  Retail & Drugstores - 0.5%
    Dollar Tree Stores, Inc.*                              240       $    5,393
-------------------------------------------------------------------------------
  Special Products & Services - 2.3%
    Edison Schools, Inc.*                                  980       $   18,473
    Therma-Wave, Inc.*                                     480            5,842
                                                                     ----------
                                                                     $   24,315
-------------------------------------------------------------------------------
  Telecommunications - 1.4%
    General Motors Corp., "H"                            1,050       $   14,437
-------------------------------------------------------------------------------
  Telecom - Wireline - 9.8%
    Advanced Fibre Communications, Inc.*                 2,160       $   40,241
    Computer Network Technology Corp.*                   2,450           35,770
    Enterasys Networks, Inc.*                            1,850           14,726
    Riverstone Networks, Inc.*                             949           12,071
                                                                     ----------
                                                                     $  102,808
-------------------------------------------------------------------------------
Total U.S. Stocks                                                    $  897,338
-------------------------------------------------------------------------------
Foreign Stocks - 6.5%
  Bermuda - 0.3%
    Ace Ltd. (Insurance)                                   100       $    3,525
-------------------------------------------------------------------------------
  Canada - 3.7%
    Zarlink Semiconductor, Inc. (Electronics)*           5,160       $   39,164
-------------------------------------------------------------------------------
  Germany - 0.8%
    SmartForce PLC, ADR (Internet)*                        500       $    8,230
-------------------------------------------------------------------------------
  Netherlands - 1.6%
    ASM International N.V. (Electronics)*                  400       $    6,364
    OPG Groep N.V. (Pharmaceuticals)                       160            5,395
    United Services Group N.V. (Business Services)*        280            4,721
                                                                     ----------
                                                                     $   16,480
-------------------------------------------------------------------------------
  Sweden - 0.1%
    Securitas AB (Consumer Goods & Services)                60       $      999
-------------------------------------------------------------------------------
Total Foreign Stocks                                                 $   68,398
-------------------------------------------------------------------------------
Total Stocks (Identified Cost, $1,113,944)                           $  965,736
-------------------------------------------------------------------------------
Short-Term Obligations - 4.8%
-------------------------------------------------------------------------------
                                              PRINCIPAL AMOUNT
                                                 (000 OMITTED)
-------------------------------------------------------------------------------
    Cargill, Inc., due 11/01/01                       $     41       $   41,000
    New Center Asset Trust, due 11/01/01                    10           10,000
-------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                      $   51,000
-------------------------------------------------------------------------------
Repurchase Agreement - 4.5%
-------------------------------------------------------------------------------
    Merrill Lynch, dated 10/31/01 , due 11/01/01,
      total to be received $47,004 (secured by
      various U.S. Treasury and Federal Agency
      obligations in jointly traded accounts),
      at Cost                                         $     47       $   47,000
-------------------------------------------------------------------------------
Total Investments (Identified Cost, $1,211,944)                      $1,063,736
Other Assets, Less Liabilities - (1.0)%                                 (10,128)
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                  $1,053,608
-------------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2001

MFS HIGH QUALITY BOND FUND

Bonds - 94.3%
-----------------------------------------------------------------------------
                                            PRINCIPAL AMOUNT
ISSUER                                         (000 OMITTED)            VALUE
-----------------------------------------------------------------------------
U.S. Bonds - 88.0%
  Advertising & Broadcasting - 0.9%
    Chancellor Media Corp., 8.125s, 2007               $  10      $    10,400
-----------------------------------------------------------------------------
  Aerospace - 0.6%
    Northrop Grumman Corp., 7.125s, 2011               $   4      $     4,278
    Northrop Grumman Corp., 7.75s, 2031                    3            3,339
                                                                  -----------
                                                                  $     7,617
-----------------------------------------------------------------------------
  Banks & Credit Cos. - 6.5%
    Bank of America Corp., 7.4s, 2011                  $  12      $    13,191
    Citigroup, Inc., 7.25s, 2010                          23           25,478
    Dime Bancorp, Inc., 9s, 2002                          14           14,813
    GS Escrow Corp., 7s, 2003                             11           11,270
    Wells Fargo and Co., 7.2s, 2003                       14           14,831
                                                                  -----------
                                                                  $    79,583
-----------------------------------------------------------------------------
  Building - 0.8%
    American Standard, Inc., 7.375s, 2008              $  10      $    10,150
-----------------------------------------------------------------------------
  Coal - 0.7%
    P&L Coal Holdings Corp., 9.625s, 2008              $   8      $     8,520
-----------------------------------------------------------------------------
  Computer Software - 0.8%
    First Data Corp., 6.75s, 2005                      $   9      $     9,565
-----------------------------------------------------------------------------
  Corporate Asset-Backed - 5.4%
    Chase Commercial Mortgage Securities
      Corp., 7.543s, 2009                              $   9      $    10,405
    GS Mortgage Securities Corp. II,
      6.06s, 2030                                         23           23,729
    Morgan (JP) Commercial Mortgage
      Finance Corp., 6.613s, 2030                          8            8,583
    Morgan Stanley Group, Inc., 6.01s, 2030               10           10,804
    Residential Funding Mortgage
      Securities, Inc., 7.66s, 2012                       12           12,446
                                                                  -----------
                                                                  $    65,967
-----------------------------------------------------------------------------
  Defense Electronics - 0.2%
    Raytheon Co., 7.9s, 2003                           $   2      $     2,109
-----------------------------------------------------------------------------
  Energy - Independent - 1.3%
    Enron Corp., 7.875s, 2003                          $   3      $     2,524
    Kinder Morgan Energy Partners, 6.75s, 2011             2            2,110
    Pioneer Natural Resources Co., 9.625s, 2010           10           11,050
                                                                  -----------
                                                                  $    15,684
-----------------------------------------------------------------------------
  Energy - Integrated - 1.4%
    Amerada Hess Corp., 6.65s, 2011                    $  6       $     6,151
    Conoco Funding Co., 6.35s, 2011                       7             7,103
    Pemex Project Funding Master Trust,
      9.125s, 2010                                        4             4,200
                                                                  -----------
                                                                  $    17,454
-----------------------------------------------------------------------------
  Financial Institutions - 3.5%
    Countrywide Home Loan, Inc., 6.85s, 2004           $ 12       $    12,863
    General Motors Acceptance Corp., 6.75s, 2006         12            12,230
    General Motors Acceptance Corp., 6.875s, 2011        18            17,664
                                                                  -----------
                                                                  $    42,757
-----------------------------------------------------------------------------
  Forest & Paper Products - 0.8%
    Riverwood International Corp., 10.25s, 2006        $ 10       $    10,300
-----------------------------------------------------------------------------
  Machinery - 1.1%
    Ingersoll Rand Co., 5.75s, 2003                    $ 13       $    13,458
-----------------------------------------------------------------------------
  Manufacturing - 0.2%
    Vanderbilt Mortgage & Finance, Inc.,
      5.17s, 2014                                      $  2       $     2,044
-----------------------------------------------------------------------------
  Medical & Health Technology Services - 3.3%
    HCA - The Healthcare Co., 8.75s, 2010              $  5       $     5,638
    HCA - The Healthcare Co., 7.875s, 2011               17            18,126
    Tenet Healthcare Corp., 8s, 2005                      5             5,412
    Tenet Healthcare Corp., 6.375s, 2011##               11            10,999
                                                                  -----------
                                                                  $    40,175
-----------------------------------------------------------------------------
  Pollution Control - 3.4%
    Allied Waste North America, Inc.,
      7.625s, 2006                                     $ 10       $     9,900
    USA Waste Services, Inc., 7s, 2028                   19            18,244
    WMX Technologies, Inc., 6.375s, 2003                 13            13,586
                                                                  -----------
                                                                  $    41,730
-----------------------------------------------------------------------------
  Printing & Publishing - 0.8%
    News America Holdings, Inc., 7.3s, 2028            $ 10       $     9,347
-----------------------------------------------------------------------------
  Railroad - 0.7%
    Union Pacific Corp., 5.84s, 2004                   $  8       $     8,347
-----------------------------------------------------------------------------
  Real Estate - 0.4%
    EOP Operating Ltd., 7.75s, 2007                    $  4       $     4,389
-----------------------------------------------------------------------------
  Retail - 0.9%
    Federated Department Stores, Inc.,
      6.79s, 2027                                      $ 10       $    10,620
-----------------------------------------------------------------------------
  Telecom - Wireless - 0.3%
    AT&T Wireless Services, Inc., 7.35s, 2006          $  4       $     4,239
-----------------------------------------------------------------------------
  Telecom - Wireline - 1.6%
    Citizens Communications Co., 8.5s, 2006            $  9       $     9,743
    ITC Deltacom, Inc., 9.75s, 2008                      10             3,600
    Sprint Capital Corp., 6.9s, 2019                      7             6,555
                                                                  -----------
                                                                  $    19,898
-----------------------------------------------------------------------------
  U.S. Government Agencies - 19.4%
    Federal National Mortgage Assn., 6s, 2016          $ 30       $    30,862
    Federal National Mortgage Assn., 7.5s, 2031          80            83,799
    Government National Mortgage Assn., 6.5s, 2028       29            29,773
    Government National Mortgage Assn., 7.5s, 2030       87            91,994
                                                                  -----------
                                                                  $   236,428
-----------------------------------------------------------------------------
  U.S. Treasury Obligations - 30.4%
    U.S. Treasury Bonds, 0s, 2023                      $ 49       $    15,958
    U.S. Treasury Bonds, 6.25s, 2030                     96           114,285
    U.S. Treasury Bonds, 5.375s, 2031                    10            10,283
    U.S. Treasury Notes, 4.25s, 2003                    120           124,219
    U.S. Treasury Notes, 4.625s, 2006                   102           106,686
                                                                  -----------
                                                                  $   371,431
-----------------------------------------------------------------------------
  Utilities - Electric - 2.6%
    Niagara Mohawk Power Corp., 7.75s, 2006            $ 12       $    13,169
    Progress Energy, Inc., 7.1s, 2011                     8             8,668
    PSEG Power LLC, 7.75s, 2011##                         9             9,867
                                                                  -----------
                                                                  $    31,704
-----------------------------------------------------------------------------
Total U.S. Bonds                                                  $ 1,073,916
-----------------------------------------------------------------------------
Foreign Bonds - 6.3%
  Canada - 1.7%
    Government of Canada, 5.25s, 2008                  $  5       $     5,219
    Province of Quebec, 8.8s, 2003                       14            15,258
                                                                  -----------
                                                                  $    20,477
-----------------------------------------------------------------------------
  France - 2.6%
    Natexis AMBS Co. LLC, 8.44s, 2049
      (Banks & Credit Cos.)##                          $ 16       $    17,368
    Socgen Real Estate Co., 7.64s, 2049
      (Banks & Credit Cos.)##                            14            14,717
                                                                  -----------
                                                                  $    32,085
-----------------------------------------------------------------------------
  Mexico - 1.0%
    United Mexican States, 8.375s, 2011                $ 12       $    12,270
-----------------------------------------------------------------------------
  Panama - 0.4%
    Republic of Panama, 9.375s, 2029                   $  5       $     5,175
-----------------------------------------------------------------------------
  United Kingdom - 0.6%
    Telewest Communications PLC, 9.625s, 2006
      (Media -  Cable)                                 $ 10       $     7,400
-----------------------------------------------------------------------------
Total Foreign Bonds                                               $    77,407
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,090,826)                           1,151,323
-----------------------------------------------------------------------------
Short-Term Obligations - 4.8%
-----------------------------------------------------------------------------
    Cargill, Inc., due 11/01/01                        $ 48       $    48,000
    New Center Asset Trust, due 11/01/01                 11            11,000
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                   $    59,000
-----------------------------------------------------------------------------
Repurchase Agreement - 0.8%
-----------------------------------------------------------------------------
    Merrill Lynch, dated 10/31/01,
      due 11/01/01, total to be received
      $9,001 (secured by various U.S.
      Treasury and Federal Agency obligations
      in a jointly traded account), at Cost            $  9       $     9,000
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $1,158,826)                   $ 1,219,323
Other Assets, Less Liabilities - 0.1%                                   1,144
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $ 1,220,467
-----------------------------------------------------------------------------

See portfolio footnotes and notes to financial statements.

PORTFOLIO OF INVESTMENTS (Unaudited) -- October 31, 2001

MFS LARGE CAP VALUE FUND

Stocks - 86.3%
------------------------------------------------------------------------------
ISSUER                                                   SHARES          VALUE
------------------------------------------------------------------------------
U.S. Stocks - 76.9%
  Aerospace - 0.5%
    Boeing Co.                                               19       $    620
    United Technologies Corp.                                35          1,886
                                                                      --------
                                                                      $  2,506
------------------------------------------------------------------------------
  Automotive - 0.6%
    Delphi Automotive Systems Corp.                         185       $  2,148
    Ford Motor Co.*                                          42            674
                                                                      --------
                                                                      $  2,822
------------------------------------------------------------------------------
  Banks & Credit Cos. - 5.0%
    Bank of America Corp.                                   103       $  6,076
    FleetBoston Financial Corp.                             165          5,422
    Mellon Financial Corp.                                  124          4,166
    PNC Financial Services Group Co.                         76          4,173
    U.S. Bancorp                                             73          1,298
    Wachovia Corp.                                           95          2,717
                                                                      --------
                                                                        23,852
------------------------------------------------------------------------------
  Biotechnology - 2.1%
    Abbott Laboratories, Inc.                                96       $  5,086
    Guidant Corp.*                                           35          1,453
    Pharmacia Corp.                                          83          3,363
                                                                      --------
                                                                      $  9,902
------------------------------------------------------------------------------
  Business Machines - 2.9%
    Hewlett-Packard Co.                                      70       $  1,178
    International Business Machines Corp.                    45          4,863
    Sun Microsystems, Inc.*                                 350          3,552
    Texas Instruments, Inc.                                 148          4,143
                                                                      --------
                                                                        13,736
------------------------------------------------------------------------------
  Cellular Phones - 1.4%
    Motorola, Inc.                                          130       $  2,128
    Telephone & Data Systems, Inc.                           51          4,483
                                                                      --------
                                                                      $  6,611
------------------------------------------------------------------------------
  Chemicals - 3.8%
    Air Products & Chemicals, Inc.                          177       $  7,087
    Dow Chemical Co.                                         80          2,660
    PPG Industries, Inc.                                     60          2,930
    Praxair, Inc.                                            45          2,123
    Rohm & Haas Co.                                          97          3,150
                                                                      --------
                                                                      $ 17,950
------------------------------------------------------------------------------
  Computer Hardware - Systems - 0.1%
    Compaq Computer Corp.                                    50       $    437
------------------------------------------------------------------------------
  Computer Software - 0.1%
    Oracle Corp.*                                            50       $    678
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 0.7%
    Microsoft Corp.*                                         54       $  3,140
------------------------------------------------------------------------------
  Consumer Goods & Services - 2.1%
    Fortune Brands, Inc.                                     37       $  1,363
    Gillette Co.                                            185          5,752
    Procter & Gamble Co.                                     41          3,025
                                                                      --------
                                                                      $ 10,140
------------------------------------------------------------------------------
  Electronics - 0.4%
    Analog Devices, Inc.*                                    47       $  1,786
------------------------------------------------------------------------------
  Energy - 0.1%
    TXU Corp.                                                13       $    596
------------------------------------------------------------------------------
  Entertainment - 2.9%
    Harrah's Entertainment, Inc.*                           170       $  4,952
    Viacom, Inc., "B"*                                      223          8,142
    Walt Disney Co.                                          30            557
                                                                      --------
                                                                      $ 13,651
------------------------------------------------------------------------------
  Financial Institutions - 5.3%
    Citigroup, Inc.                                         125       $  5,690
    Freddie Mac                                             129          8,749
    J. P. Morgan Chase & Co.                                 60          2,122
    Merrill Lynch & Co., Inc.                               121          5,289
    Morgan Stanley Dean Witter & Co.                         70          3,424
                                                                      --------
                                                                      $ 25,274
------------------------------------------------------------------------------
  Food & Beverage Products - 2.7%
    Archer-Daniels-Midland Co.                              292       $  4,067
    Kellogg Co.                                             100          3,050
    PepsiCo, Inc.                                           122          5,943
                                                                      --------
                                                                      $ 13,060
------------------------------------------------------------------------------
  Forest & Paper Products - 0.6%
    International Paper Co.                                  80       $  2,864
------------------------------------------------------------------------------
  Healthcare - 1.2%
    HCA, Inc.                                               145       $  5,751
------------------------------------------------------------------------------
  Insurance - 6.5%
    Allstate Corp.                                          183       $  5,743
    Chubb Corp.                                              40          2,732
    CIGNA Corp.                                              57          4,155
    Hartford Financial Services Group, Inc.                  91          4,914
    Jefferson Pilot Corp.                                   117          4,838
    MetLife, Inc.                                           158          4,250
    The St. Paul Cos., Inc.                                  95          4,360
                                                                      --------
                                                                      $ 30,992
------------------------------------------------------------------------------
  Machinery - 1.9%
    Deere & Co.                                             215       $  7,953
    W.W. Grainger, Inc.                                      25          1,082
                                                                      --------
                                                                      $  9,035
------------------------------------------------------------------------------
  Medical & Health Products - 4.4%
    American Home Products Corp.                            102       $  5,695
    Bristol-Myers Squibb Co.                                 48          2,566
    Eli Lilly & Co.                                          53          4,054
    Johnson & Johnson Co.                                    15            869
    Pfizer, Inc.                                             68          2,849
    Schering Plough Corp.                                   125          4,647
                                                                      --------
                                                                      $ 20,680
------------------------------------------------------------------------------
  Metals & Minerals - 1.4%
    Alcoa, Inc.                                             210       $  6,777
------------------------------------------------------------------------------
  Oil Services - 3.1%
    El Paso Corp.                                            17       $    834
    Halliburton Co.                                          75          1,852
    Noble Drilling Corp.*                                   174          5,316
    Schlumberger Ltd.                                       142          6,875
                                                                      --------
                                                                      $ 14,877
------------------------------------------------------------------------------
  Oils - 7.0%
    Apache Corp.                                            121       $  6,244
    Devon Energy Corp.                                      185          7,086
    ExxonMobil Corp.                                        358         14,123
    Occidental Petroleum Corp.                              170          4,304
    Unocal Corp.                                             40          1,288
                                                                      --------
                                                                      $ 33,045
------------------------------------------------------------------------------
  Printing & Publishing - 1.5%
    Gannett Co., Inc.                                        90       $  5,688
    New York Times Co.                                       30          1,237
                                                                      --------
                                                                      $  6,925
------------------------------------------------------------------------------
  Railroad - 1.2%
    Burlington Northern Santa Fe Railway Co.                210       $  5,643
------------------------------------------------------------------------------
  Real Estate Investment Trusts - 1.0%
    Equity Residential Properties Trust                     180       $  4,671
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.6%
    McDonald's Corp.                                        105       $  2,737
------------------------------------------------------------------------------
  Retail - 0.6%
    Sears, Roebuck & Co.                                     70       $  2,714
------------------------------------------------------------------------------
  Special Products & Services - 0.3%
    Illinois Tool Works, Inc.                                25       $  1,430
------------------------------------------------------------------------------
  Supermarket - 0.7%
    Safeway, Inc.*                                           75       $  3,124
------------------------------------------------------------------------------
  Telecommunications - 5.6%
    Alltel Corp.                                             31       $  1,771
    AT&T Corp.                                              318          4,849
    Cox Communications, Inc.*                                70          2,681
    SBC Communications, Inc.                                 96          3,659
    Sprint Corp.                                            410          8,200
    Verizon Communications, Inc.                            106          5,280
                                                                      --------
                                                                      $ 26,440
------------------------------------------------------------------------------
  Telecommunications & Cable - 1.8%
    Comcast Corp., "A"*                                     235       $  8,422
------------------------------------------------------------------------------
  Telecom - Wireless - 0.3%
    AT&T Wireless Services, Inc.*                            91       $  1,314
------------------------------------------------------------------------------
  Utilities - Electric - 4.7%
    Dominion Resources, Inc.                                 35       $  2,139
    Duke Energy Corp.                                        40          1,536
    Exelon Corp.                                             95          3,997
    FPL Group, Inc.                                          56          2,974
    NiSource, Inc.                                          191          4,536
    Pinnacle West Capital Corp.                             134          5,648
    Progress Energy, Inc.                                    38          1,603
                                                                      --------
                                                                      $ 22,433
------------------------------------------------------------------------------
  Utilities - Gas - 1.8%
    National Fuel Gas Co.                                   180       $  4,214
    WGL Holdings, Inc.                                      123          3,329
    Williams Cos., Inc.                                      28            808
                                                                      --------
                                                                      $  8,351
------------------------------------------------------------------------------
Total U.S. Stocks                                                     $364,366
------------------------------------------------------------------------------
Foreign Stocks - 9.4%
  France - 0.5%
    ALSTOM (Transportation)                                 139       $  2,122
------------------------------------------------------------------------------
  Netherlands - 5.1%
    Akzo Nobel N.V. (Chemicals)                             290       $ 11,878
    Royal Dutch Petroleum Co., ADR (Oils)                   242         12,223
                                                                      --------
                                                                      $ 24,101
------------------------------------------------------------------------------
  Switzerland - 1.4%
    Nestle S.A. (Food & Beverage Products)                   10       $  2,074
    Novartis AG (Medical & Health Products)                 125          4,675
                                                                      --------
                                                                      $  6,749
------------------------------------------------------------------------------
  United Kingdom - 2.4%
    BP Amoco PLC, ADR (Oils)                                 94       $  4,544
    Diageo PLC (Food & Beverage Products)*                  683          6,810
                                                                      --------
                                                                      $ 11,354
------------------------------------------------------------------------------
Total Foreign Stocks                                                  $ 44,326
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $434,446)                              $408,692
------------------------------------------------------------------------------

Convertible Preferred Stocks - 2.0%
------------------------------------------------------------------------------
  Cellular Phones - 1.0%
    Motorola, Inc., 7.00%                                   100       $  4,925
------------------------------------------------------------------------------
  Printing & Publishing - 0.3%
    Tribune Co., 7.85%                                       18       $  1,611
------------------------------------------------------------------------------
  Utilities - Electric - 0.7%
    NiSource, Inc., 7.75%                                    50       $  2,452
    TXU Corp., 9.25%                                         25            649
                                                                      --------
                                                                      $  3,101
------------------------------------------------------------------------------
Total Convertible Preferred Stocks (Identified Cost, $9,227)          $  9,637
------------------------------------------------------------------------------
Convertible Bonds - 1.2%
------------------------------------------------------------------------------
                                                       PRINCIPAL AMOUNT
                                                          (000 OMITTED)
------------------------------------------------------------------------------
  Conglomerates - 0.3%
    Loews Corp., 3.125s, 2007                            $    2       $  1,703
------------------------------------------------------------------------------
  Electrical Equipment - 0.3%
    American Tower Corp., 5s, 2010                       $    2       $  1,355
------------------------------------------------------------------------------
  Electronics - 0.4%
    Analog Devices, Inc., 4.75s, 2005                    $    2       $  1,888
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.2%
    Hilton Hotels Corp., 5s, 2006                        $    1       $    841
------------------------------------------------------------------------------
Total Convertible Bonds (Identified Cost, $6,364)                     $  5,787
------------------------------------------------------------------------------
Short-Term Obligations - 4.6%
------------------------------------------------------------------------------
    Cargill, Inc., due 11/01/01                           $  18       $ 18,000
    New Center Asset Trust, due 11/01/01                      4          4,000
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                       $ 22,000
------------------------------------------------------------------------------
Repurchase Agreement - 5.1%
------------------------------------------------------------------------------
    Merrill Lynch, dated 10/31/01, due 11/01/01,
      total to be received $24,002 (secured by
      various U.S. Treasury and Federal Agency
      obligations in a jointly traded account),
      at Cost                                             $  24       $ 24,000
------------------------------------------------------------------------------
Total Investments (Identified Cost, $496,037)                         $470,116
Other Assets, Less Liabilities - 0.8%                                    3,607
------------------------------------------------------------------------------
Net Assets - 100.0%                                                   $473,723
------------------------------------------------------------------------------
See portfolio footnotes and notes to financial statements.

PORTFOLIO FOOTNOTES:
 *Non-income producing security.
##SEC Rule 144A restriction.
 4(2) paper.

FINANCIAL STATEMENTS

Statements of Assets and Liabilities (Unaudited)
---------------------------------------------------------------------------------------------------------------------
                                                            MFS EMERGING            MFS HIGH                MFS LARGE
                                                           OPPORTUNITIES        QUALITY BOND                CAP VALUE
OCTOBER 31, 2001                                                    FUND                FUND                     FUND
---------------------------------------------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $1,211,944, $1,158,826, and $496,037,  respectively)     $ 1,063,736         $ 1,219,323              $   470,116
  Cash                                                               976                 509                       95
  Foreign currency, at identified cost and value                    --                  --                         16
  Receivable for investments sold                                   --                 7,182                    3,466
  Receivable for fund shares sold                                  5,000                --                       --
  Interest and dividends receivable                                   35              17,967                      872
                                                             -----------         -----------              -----------
    Total assets                                             $ 1,069,747         $ 1,244,981              $   474,565
                                                             -----------         -----------              -----------
Liabilities:
  Distributions payable                                      $      --           $         2              $      --
  Payable for investments purchased                               16,111              24,512                      829
  Payable to affiliates -
    Management fee                                                    21                --                         11
    Reimbursement fee                                                  7                --                          2
                                                             -----------         -----------              -----------
        Total liabilities                                    $    16,139         $    24,514              $       842
                                                             -----------         -----------              -----------
    Net assets                                               $ 1,053,608         $ 1,220,467              $   473,723
                                                             ===========         ===========              ===========
Net assets consist of:
  Paid-in capital                                            $ 1,566,450         $ 1,163,136              $   476,980
  Unrealized appreciation (depreciation) on
    investments and translation of assets and
    liabilities in foreign currencies                           (148,209)             60,497                  (25,920)
  Accumulated undistributed net realized gain
    (loss) on investments and foreign currency
    transactions                                                (363,225)             (2,918)                  17,763
  Accumulated undistributed (distributions in
    excess of) net investment income (loss)                       (1,408)               (248)                   4,900
                                                             -----------         -----------              -----------
  Total                                                      $ 1,053,608         $ 1,220,467              $   473,723
                                                             -----------         -----------              -----------
Shares of beneficial interest outstanding
    Class A                                                       36,967             117,161                   48,370
    Class I                                                      115,296                  20                       20
                                                             -----------         -----------              -----------
      Total shares of beneficial interest outstanding            152,263             117,181                   48,390
                                                             ===========         ===========              ===========
Net assets:
    Class A                                                  $   255,975         $ 1,220,261              $   473,525
    Class I                                                      797,633              206.11                   198.28
                                                             -----------         -----------              -----------
      Total net assets                                       $ 1,053,608         $ 1,220,467              $   473,723
                                                             ===========         ===========              ===========
Class A shares:
Net asset value per share
  (net assets / shares of beneficial
  interest outstanding)                                      $      6.92         $     10.42              $      9.79
                                                             ===========         ===========              ===========
  Offering price per share (100 / 94.25, 100 /
    95.25 and 100 / 94.25, respectively,
    of net asset value per share)                            $      7.34         $     10.94              $     10.39
                                                             ===========         ===========              ===========
Class I shares:
Net asset value, offering price, and
  redemption price per share (net
  assets / shares of beneficial interest
  outstanding)                                               $      6.92         $     10.31              $      9.91
                                                             ===========         ===========              ===========

On sales of $50,000 or more for MFS Emerging Opportunities Fund and MFS Large Cap Value Fund, the price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

On sales of $100,000 or more for MFS High Quality Bond Fund, the price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A shares.

See notes to financial statements.

Statements of Operations (Unaudited)
---------------------------------------------------------------------------------------------------------------------
                                                            MFS EMERGING            MFS HIGH                MFS LARGE
                                                           OPPORTUNITIES        QUALITY BOND                CAP VALUE
SIX MONTHS ENDED OCTOBER 31, 2001                                   FUND                FUND                     FUND
---------------------------------------------------------------------------------------------------------------------
Net investment income (loss):
  Income -
    Interest                                                 $     2,613         $    37,964              $     1,125
    Dividends                                                      1,850                --                      4,591
    Foreign taxes withheld                                            (1)               --                       (117)
                                                             -----------         -----------              -----------
      Total investment income                                $     4,462         $    37,964              $     5,599
                                                             -----------         -----------              -----------
  Expenses -
    Management fee                                           $     4,402         $     2,992              $     1,913
    Shareholder servicing agent fee                                  584                 595                      255
    Administrative fee                                                65                  64                       28
    Custodian fee                                                  1,375                 547                    4,790
    Printing                                                      11,527                --                      1,162
    Postage                                                          505                  22                       35
    Auditing fees                                                  6,000               4,100                    8,800
    Legal fees                                                    10,745               8,708                   11,642
    Registration fees                                              2,329               2,000                    2,000
    Miscellaneous                                                    377               3,360                      402
                                                             -----------         -----------              -----------
      Total expenses                                         $    37,909         $    22,388              $    31,027
    Fees paid indirectly                                            (283)               (225)                     (96)
    Reduction of expenses by investment adviser                  (31,756)            (22,163)                 (28,383)
                                                             -----------         -----------              -----------
      Net expenses                                           $     5,870         $      --                $     2,548
                                                             -----------         -----------              -----------
        Net investment income (loss)                         $    (1,408)        $    37,964              $     3,051
                                                             -----------         -----------              -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                  $  (110,372)        $        30              $     4,615
    Foreign currency transactions                                    160                --                        (24)
                                                             -----------         -----------              -----------
      Net realized gain (loss) on investments and
        foreign currency transactions                        $  (110,212)        $        30              $     4,591
                                                             -----------         -----------              -----------
  Change in unrealized appreciation (depreciation) -
    Investments                                              $   (31,784)        $    48,040              $   (66,792)
    Translation of assets and liabilities in foreign
       currencies                                                     (1)               --                          6
                                                             -----------         -----------              -----------
      Net unrealized gain (loss) on investments and
        foreign currency translation                         $   (31,785)        $    48,040              $   (66,786)
                                                             -----------         -----------              -----------
        Net realized and unrealized gain (loss) on
          investments and foreign currency                   $  (141,997)        $    48,070              $   (62,195)
                                                             -----------         -----------              -----------
Increase (decrease) in net assets from operations            $  (143,405)        $    86,034              $   (59,144)
                                                             ===========         ===========              ===========

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED              PERIOD ENDED
                                                              OCTOBER 31, 2001           APRIL 30, 2001*
MFS EMERGING OPPORTUNITIES FUND                                    (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                              $    (1,408)               $   (4,739)
  Net realized loss on investments and foreign currency
    transactions                                                      (110,212)                 (154,206)
  Net unrealized loss on investments and foreign currency
    translation                                                        (31,785)                 (116,424)
                                                                   -----------                ----------
      Decrease in net assets from operations                       $  (143,405)               $ (275,369)
                                                                   -----------                ----------
Distributions declared to shareholders -
  In excess of net realized gain on investments and foreign
    currency transactions (Class A)                                $  --                      $  (39,828)
  In excess of net realized gain on investments and foreign
    currency transactions (Class I)                                   --                         (55,266)
                                                                   -----------                ----------
      Total distributions declared to shareholders                 $  --                      $  (95,094)
                                                                   -----------                ----------
Net increase (decrease) in net assets from fund
   share transactions                                              $  (100,701)               $1,668,177
                                                                   -----------                ----------
      Total increase (decrease) in net assets                      $  (244,106)               $1,297,714
Net assets:
  At beginning of period                                             1,297,714                  --
                                                                   -----------                ----------
  At end of period                                                 $ 1,053,608                $1,297,714
                                                                   -----------                ----------
Accumulated net investment loss                                    $    (1,408)               $ --
                                                                   ===========                ==========

*For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2001.

See notes to financial statements.

Statement of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------
                                                              SIX MONTHS ENDED                YEAR ENDED
                                                              OCTOBER 31, 2001            APRIL 30, 2001
MFS HIGH QUALITY BOND FUND                                         (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                             $   37,964                $   97,826
  Net realized gain on investments and foreign currency
    transactions                                                            30                    34,282
  Net unrealized gain on investments and foreign currency
    translation                                                         48,040                    25,387
                                                                    ----------                ----------
      Increase in net assets from operations                        $   86,034                $  157,495
                                                                    ----------                ----------
Distributions declared to shareholders -
  From net investment income (Class A)                              $  (39,208)               $  (98,827)
  From net investment income (Class I)                                      (7)                      (15)
                                                                    ----------                ----------
      Total distributions declared to shareholders                  $  (39,215)               $  (98,842)
                                                                    ----------                ----------
Net increase (decrease) in net assets from fund share
  transactions                                                      $   39,257                $ (201,247)
                                                                    ----------                ----------
      Total increase (decrease) in net assets                       $   86,076                $ (142,594)
Net assets:
  At beginning of period                                             1,134,391                 1,276,985
                                                                    ----------                ----------
  At end of period                                                  $1,220,467                $1,134,391
                                                                    ----------                ----------
Accumulated distributions in excess of net investment income
  (undistributed net investment income)                             $     (248)               $    1,003
                                                                    ==========                ==========

See notes to financial statements.

Statement of Changes in Net Assets - continued
--------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED              YEAR ENDED
                                                                OCTOBER 31, 2001          APRIL 30, 2001
MFS LARGE CAP VALUE FUND                                             (UNAUDITED)
--------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                                 $  3,051                $  5,720
  Net realized gain on investments and foreign currency
    transactions                                                           4,591                  35,817
  Net unrealized gain (loss) on investments and foreign currency
    translation                                                          (66,786)                 35,772
                                                                        --------                --------
      Increase (decrease) in net assets from operations                 $(59,144)               $ 77,309
                                                                        --------                --------
Distributions declared to shareholders -
  From net investment income (Class A)                                  $ --                    $ (6,388)
  From net investment income (Class I)                                    --                          (3)
  From net realized gain on investments and foreign currency
    transactions (Class A)                                                --                     (33,263)
  From net realized gain on investments and foreign currency
    transactions (Class I)                                                --                         (15)
                                                                        --------                --------
      Total distributions declared to shareholders                      $ --                    $(39,669)
                                                                        --------                --------
Net decrease in net assets from fund share transactions                 $   (613)               $(23,303)
                                                                        --------                --------
      Total increase (decrease) in net assets                           $(59,757)               $ 14,337
Net assets:
  At beginning of period                                                 533,480                 519,143
                                                                        --------                --------
  At end of period                                                      $473,723                $533,480
                                                                        --------                --------
Accumulated undistributed net investment income                         $  4,900                $  1,849
                                                                        ========                ========

See notes to financial statements.

Financial Highlights
---------------------------------------------------------------------------------------------------------------------------
                                         SIX MONTHS ENDED          PERIOD ENDED        SIX MONTHS ENDED        PERIOD ENDED
                                         OCTOBER 31, 2001       APRIL 30, 2001*        OCTOBER 31, 2001    APRIL 30, 2001**
MFS EMERGING OPPORTUNITIES FUND               (UNAUDITED)                                   (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------
                                                  CLASS A                                       CLASS I
---------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $ 7.79                $10.00                  $ 7.79              $10.00
                                                   ------                ------                  ------              ------
Income from investment operations# -
  Net investment loss(S)                           $(0.01)               $(0.03)                 $(0.01)             $(0.04)
  Net realized and unrealized loss on
    investments and foreign currency                (0.86)                (1.51)                  (0.86)              (1.50)
                                                   ------                ------                  ------              ------
      Total from investment operations             $(0.87)               $(1.54)                 $(0.87)             $(1.54)
                                                   ------                ------                  ------              ------
Less distributions declared to shareholders -
  In excess of net realized gain on
    investments and foreign currency
    transactions                                   $ --                  $(0.67)                 $ --                $(0.67)
                                                   ------                ------                  ------              ------
Net asset value - end of period                    $ 6.92                $ 7.79                  $ 6.92              $ 7.79
                                                   ======                ======                  ======              ======
Total return(+)                                    (11.17)%++            (16.13)%++              (11.17)%++          (16.13)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                         1.04%+                1.03%+                  1.04%+              1.03%+
  Net investment loss                               (0.24)%+              (0.35)%+                (0.24)%+            (0.36)%+
Portfolio turnover                                     52%                  169%                     52%                169%
Net assets at end of period (000 Omitted)            $256                  $503                    $798                $795
(S) Subject to reimbursement by the fund, the investment adviser voluntarily agreed under a temporary expense reimbursement agreement to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and ratios would have been:
     Net investment loss                           $(0.21)               $(0.27)                 $(0.21)             $(0.30)
     Ratios (to average net assets):
       Expenses##                                    6.41%+                3.45%+                  6.41%+              3.45%+
       Net investment loss                          (5.61)%+              (2.77)%+                (5.61)%+            (2.77)%+

  * For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2001.
 ** For the period from the inception of Class I shares, June 1, 2000, through April 30, 2001.
  + Annualized.
 ++ Not annualized.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                     SIX MONTHS          YEAR            PERIOD        SIX MONTHS        YEAR          PERIOD
                                       ENDED            ENDED            ENDED           ENDED          ENDED          ENDED
                                    OCTOBER 31,       APRIL 30,        APRIL 30,      OCTOBER 31,     APRIL 30,      APRIL 30,
                                        2001             2001            2000*            2001           2001          2000**
MFS HIGH QUALITY BOND FUND          (UNAUDITED)                                       (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                      CLASS A                                           CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period  $10.01           $ 9.58           $10.00          $ 9.92         $ 9.54         $10.01
                                       ------           ------           ------          ------         ------         ------
Income from investment operations#(S)(S) -
  Net investment income(S)             $ 0.33           $ 0.72           $ 0.66          $ 0.30         $ 0.70         $ 0.67
  Net realized and unrealized
    gain (loss) on investments           0.42             0.43            (0.44)           0.43           0.40          (0.50)
                                       ------           ------           ------          ------         ------         ------
      Total from investment operations $ 0.75           $ 1.15           $ 0.22          $ 0.73         $ 1.10         $ 0.17
                                       ------           ------           ------          ------         ------         ------
Less distributions declared to
 shareholders from net investment
 income                                $(0.34)          $(0.72)          $(0.64)         $(0.34)        $(0.72)        $(0.64)
                                       ------           ------           ------          ------         ------         ------
Net asset value - end of period        $10.42           $10.01           $ 9.58          $10.31         $ 9.92         $ 9.54
                                       ======           ======           ======          ======         ======         ======
Total return(+)                          7.63%++         12.36%            2.35%++         7.50%++       11.88%          1.82%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                             0.04%+           0.03%            0.03%+          0.04%+         0.03%          0.03%+
  Net investment income(S)(S)            6.45%+           7.23%            6.85%+          5.95%+         7.18%          6.25%+
Portfolio turnover                         91%             275%             831%             91%           275%           831%
Net assets at end of period
  (000 Omitted)                        $1,220           $1,134           $1,277          $  -- +++      $  -- +++      $  -- +++

(S) The investment adviser voluntarily agreed under a temporary expense agreement to pay all of the fund's operating expenses, exclusive of management fees in excess of 0.00% of average daily net assets. In addition, the investment adviser voluntarily waived its fee for the periods indicated. To the extent actual expenses were over this limitation and the waiver had not been in place, the net investment income per share and ratios would have been:
     Net investment income(S)(S)       $ 0.14           $ 0.52           $ 0.29          $ 0.11         $ 0.51         $ 0.25
     Ratios (to average net assets):
       Expenses##                        3.80%+           2.03%            3.92%+          3.80%+         2.03%          3.92%+
       Net investment income(S)(S)       2.69%+           5.23%            2.69%+          2.19%+         5.18%          2.36%+

(S)(S) As required, effective May 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide for
       Investment Companies and began amortizing premium on debt securities. The effect of this change for the six months ended
       October 31, 2001, was to decrease net investment income per share and increase net realized and unrealized gains and losses per share. The impact of this change calculates to less than $0.01 per share. In addition, the ratio of net investment income to average net assets decreased by 0.09%. Per share, ratios, and supplemental data for periods prior to May 1, 2001, have not been restated to reflect this change in presentation.
     * For the period from the commencement of the fund's investment operations May 3, 1999, through April 30, 2000.
    ** For the period from the inception of Class I shares, May 5, 1999, through April 30, 2000.
     + Annualized.
    ++ Not annualized.
   +++ Class I net assets were less than $500.
     # Per share data are based on average shares outstanding.
    ## Ratios do not reflect reductions from certain expense offset arrangements.
   (+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------------------------------
                                     SIX MONTHS          YEAR           PERIOD        SIX MONTHS         YEAR          PERIOD
                                        ENDED           ENDED           ENDED            ENDED          ENDED          ENDED
                                     OCTOBER 31,      APRIL 30,       APRIL 30,       OCTOBER 31,     APRIL 30,      APRIL 30,
                                        2001             2001           2000*            2001            2001          2000**
MFS LARGE CAP VALUE FUND             (UNAUDITED)                                      (UNAUDITED)
----------------------------------------------------------------------------------------------------------------------------------
                                      CLASS A                                          CLASS I
----------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of  period  $11.01           $10.23         $10.00           $11.13          $10.28         $10.00
                                        ------           ------         ------           ------          ------         ------
Income from investment operations# -
  Net investment income(S)              $ 0.06           $ 0.12         $ 0.12           $ 0.09          $ 0.20         $ 0.11
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency                 (1.28)            1.54           0.66            (1.31)           1.53           0.72
                                        ------           ------         ------           ------          ------         ------
      Total from investment operations  $(1.22)          $ 1.66         $ 0.78           $(1.22)         $ 1.73         $ 0.83
                                        ------           ------         ------           ------          ------         ------
Less distributions declared to
shareholders -
  From net investment income            $  --            $(0.14)        $(0.07)          $  --           $(0.14)        $(0.07)
  From net realized gain on
    investments and foreign
    currency transactions                  --             (0.74)         (0.48)             --            (0.74)         (0.48)
                                        ------           ------         ------           ------          ------         ------
      Total distributions
        declared to shareholders        $  --            $(0.88)        $(0.55)          $  --           $(0.88)        $(0.55)
                                        ------           ------         ------           ------          ------         ------
Net asset value - end of period         $ 9.79           $11.01         $10.23           $ 9.91          $11.13         $10.28
                                        ======           ======         ======           ======          ======         ======
Total return(+)                        (11.08)%++        16.40%          8.14%++        (10.96)%++       17.14%          8.65%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                             1.04%+           1.04%          1.04%+           1.04%+          1.04%          1.04%+
  Net investment income                  1.19%+           1.13%          1.13%+           1.61%+          1.83%          1.12%+
Portfolio turnover                         31%              67%           100%              31%             67%           100%
Net assets at end of period
 (000 Omitted)                           $474             $533           $519            $ -- +++        $ -- +++       $ -- +++

(S) Subject to reimbursement by the fund, the investment adviser has voluntarily agreed under a temporary expense reimbursement agreement, to pay all of the fund's operating expenses, exclusive of management fees. In consideration, the fund pays the investment adviser a reimbursement fee not greater than 0.25% of average daily net assets. To the extent actual expenses were over this limitation, the net investment loss per share and the ratios would have been:

     Net investment loss               $(0.52)          $(0.38)          $(0.57)         $(0.51)        $(0.31)        $(0.59)
     Ratios (to average net assets):
       Expenses##                       12.11%+           5.69%            7.74%+         12.11%+         5.69%          7.74%+
       Net investment loss              (9.88)%+         (3.52)%          (5.57)%+        (9.46)%+       (2.83)%        (5.58)%+

  * For the period from the commencement of the fund's investment operations, May 4, 1999, through April 30, 2000.
 ** For the period from the inception of Class I shares, May 5, 1999, through April 30, 2000.
  + Annualized.
 ++ Not annualized.
+++ Class I net assets were less than $500.
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
MFS Emerging Opportunities Fund, MFS High Quality Bond Fund and MFS Large Cap Value Fund (the funds) are each a separate series of MFS Series Trust IX (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open- end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. MFS High Quality Bond Fund can invest up to 15% of its portfolio in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher- rated securities and tend to be more sensitive to economic conditions. The funds can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Equity securities listed on securities exchanges or reported through the NASDAQ system are reported at market value using last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith at the direction of the Trustees.

Repurchase Agreements - Each fund may enter into repurchase agreements with institutions that the fund's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable each fund to obtain those securities in the event of a default under the repurchase agreement. The fund monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to each fund under each such repurchase agreement. The fund, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Short Sales - The MFS Emerging Opportunities Fund may enter into short sales. A short sale transaction involves selling a security which the fund does not own with the intent of purchasing it later at a lower price. The fund will realize a gain if the security price decreases and a loss if the security price increases between the date of the short sale and the date on which the fund must replace the borrowed security. Losses can exceed the proceeds from short sales and can be greater than losses from the actual purchase of a security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, or interest the fund may be required to pay in connection with a short sale. Whenever the fund engages in short sales, its custodian segregates cash or marketable securities in an amount that, when combined with the amount of proceeds from the short sale deposited with the broker, at least equals the current market value of the security sold short.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions made directly to the security issuer, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as additions to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are expensed.

Fees Paid Indirectly - Each fund's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount is shown as a reduction of total expenses on the Statement of Operations.

Tax Matters and Distributions - Each fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. Each fund distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains.

At April 30, 2001, the MFS High Quality Bond Fund, for federal income tax purposes, had a capital loss carryforward of $(1,301), which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on April 30, 2008.

Multiple Classes of Shares of Beneficial Interest - Each fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the fund based on the value of settled shares outstanding of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - Each fund has an investment advisory agreement with MFS to provide overall investment advisory and administrative services, and general office facilities. The management fee for MFS Emerging Opportunities Fund, MFS High Quality Bond Fund and MFS Large Cap Value Fund is computed daily and paid monthly at an annual rate of 0.75%, 0.50% and 0.75% of each fund's average daily net assets, respectively. For MFS High Quality Bond Fund, the investment adviser has voluntarily agreed to waive its fee, which is shown as a reduction of total expenses in the Statement of Operations.

The MFS Emerging Opportunities Fund and MFS Large Cap Value Fund have a temporary expense reimbursement agreement whereby MFS has voluntarily agreed to pay all of the fund's operating expenses, exclusive of management fees. Each fund in turn will pay MFS an expense reimbursement fee not greater than 0.25% of average daily net assets. To the extent that the expense reimbursement fee exceeds each fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At October 31, 2001, aggregate unreimbursed expenses amounted to $62,276 and $82,342 for MFS Emerging Opportunities Fund and MFS Large Cap Value Fund, respectively.

For the MFS High Quality Bond Fund, the investment adviser has voluntarily agreed to pay the fund's operating expenses, exclusive of management fee such that the fund's aggregate expenses do not exceed 0.00% of its average daily net assets. This is reflected as a reduction of total expenses in the Statement of Operations.

Each fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the fund, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the funds are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Trustees are currently not receiving any payments for their services to the funds.

Administrator - Each fund has an administrative services agreement with MFS to provide the fund with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, each fund incurs an administrative fee at the following annual percentages of each fund's average daily net assets:

                First $2 billion                       0.0175%
                Next $2.5 billion                      0.0130%
                Next $2.5 billion                      0.0005%
                In excess of $7 billion                0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, did not receive any sales charges on sales of Class A shares of the funds for the six months ended October 31, 2001.

The Trustees have adopted a distribution plan for Class A shares of each fund pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

Each fund's distribution plan provides that the fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of each fund related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of each fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of each fund's average daily net assets attributable to Class A shares. All distribution and service fees under the Class A distribution plans are currently not being imposed by the Trustees for the MFS Emerging Opportunities Fund, MFS High Quality Bond Fund and MFS Large Cap Value Fund.

Certain Class A shares are subject to a contingent deferred sales charges in the event of a shareholder redemption within 12 months following purchase. There were no contingent deferred sales charges imposed on Class A shares during the six months ended October 31, 2001.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of each fund's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                   MFS EMERGING               MFS HIGH              MFS LARGE
                                                  OPPORTUNITIES           QUALITY BOND              CAP VALUE
                                                           FUND                   FUND                   FUND
-------------------------------------------------------------------------------------------------------------
Purchases
---------
U.S. government securities                           $   --                   $369,809               $  --
                                                     ----------               --------               --------
Investments (non-U.S. government securities)         $  547,393               $668,111               $150,437
                                                     ----------               --------               --------
Sales
-----
U.S. government securities                           $   --                   $275,124               $  --
                                                     ----------               --------               --------
Investments (non-U.S. government securities)         $  723,946               $732,636               $138,511
                                                     ----------               --------               --------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the funds, as computed on a federal income tax basis, are as follows:

                                                  MFS EMERGING               MFS HIGH               MFS LARGE
                                                 OPPORTUNITIES           QUALITY BOND               CAP VALUE
                                                          FUND                   FUND                    FUND
-------------------------------------------------------------------------------------------------------------
Aggregate cost                                      $1,217,262             $1,160,916               $497,846
                                                    ----------             ----------               --------
Gross unrealized appreciation                       $   84,082             $   62,021               $ 15,436
Gross unrealized depreciation                         (237,608)                (3,614)               (43,166)
                                                    ----------             ----------               --------
    Net unrealized appreciation (depreciation)      $ (153,526)            $   58,407               $(27,730)
                                                    ==========             ==========               ========

(5) Shares of Beneficial Interest
Each fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of beneficial interest. Transactions in fund shares were as follows:

Class A shares
                                                                       MFS EMERGING
                                                                    OPPORTUNITIES FUND
                                        -----------------------------------------------------------------------
                                                 SIX MONTHS ENDED                        PERIOD ENDED
                                                 OCTOBER 31, 2001                       APRIL 30, 2001*
                                        -------------------------------         -------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                   1,142         $     8,679              65,795         $   674,675
Shares issued to shareholders in
  reinvestment of distributions                --                  --                 4,587              39,814
Shares reacquired                           (28,793)           (203,635)             (5,764)            (61,035)
                                        -----------         -----------         -----------         -----------
    Net increase (decrease)                 (27,651)        $  (194,956)             64,618         $   653,454
                                        ===========         ===========         ===========         ===========

Class I shares
                                                                   MFS EMERGING
                                                                OPPORTUNITIES FUND
                                        -----------------------------------------------------------------------
                                                SIX MONTHS ENDED                         PERIOD ENDED
                                                OCTOBER 31, 2001                        APRIL 30, 2001**
                                        -------------------------------         -------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                  30,575         $   214,063             111,135         $ 1,105,617
Shares issued to shareholders in
  reinvestment of distributions                --                  --                 6,365              55,252
Shares reacquired                           (17,339)           (119,808)            (15,440)           (146,146)
                                        -----------         -----------         -----------         -----------
    Net increase                             13,236         $    94,255             102,060         $ 1,014,723
                                        ===========         ===========         ===========         ===========

Class A shares
                                                                    MFS HIGH QUALITY
                                                                       BOND FUND
                                        -----------------------------------------------------------------------
                                                SIX MONTHS ENDED                    YEAR ENDED
                                                OCTOBER 31, 2001                  APRIL 30, 2001
                                        -------------------------------         -------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                    --           $      --                59,701         $   600,000
Shares issued to shareholders in
  reinvestment of distributions               3,850              39,260              10,031              98,759
Shares reacquired                              --                    (3)            (89,672)           (900,006)
                                        -----------         -----------         -----------         -----------
    Net increase (decrease)                   3,850         $    39,257             (19,940)        $  (201,247)
                                        ===========         ===========         ===========         ===========

Class A shares
                                                                MFS LARGE CAP VALUE FUND
                                                                       BOND FUND
                                        -----------------------------------------------------------------------
                                                SIX MONTHS ENDED                    YEAR ENDED
                                                OCTOBER 31, 2001                  APRIL 30, 2001
                                        -------------------------------         -------------------------------
                                             SHARES              AMOUNT              SHARES              AMOUNT
---------------------------------------------------------------------------------------------------------------
Shares sold                                      31         $       325                 414         $     4,494
Shares issued to shareholders in
  reinvestment of distributions                --                  --                 3,639              39,633
Shares reacquired                               (84)               (938)             (6,365)            (67,430)
                                        -----------         -----------         -----------         -----------
    Net decrease                                (53)        $      (613)             (2,312)        $   (23,303)
                                        ===========         ===========         ===========         ===========

For the six months ended October 31, 2001, and the year ended April 30, 2001 there was no Class I share activity for the MFS High Quality Bond Fund and MFS Large Cap Value Fund.

 * For the period from the commencement of the fund's investment operations, May 2, 2000, through April 30, 2001.
** For the period from inception of Class I shares, June 1, 2000, through April 30, 2001.

(6) Line of Credit
The funds and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fees allocated to each fund for the six months ended October 31, 2001, were as follows:

                                COMMITMENT FEE

MFS Emerging Opportunities Fund                                             $5
MFS High Quality Bond Fund                                                   7
MFS Large Cap Value Fund                                                    --

The funds had no borrowings during the period.

(7) Change in Accounting Principle
As required, effective May 1, 2001, the MFS High Quality Bond Fund adopted the provision of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premium on debt securities. Prior to May 1, 2001, the fund did not amortize premium on debt securities. The cumulative effect of this accounting change had no impact on total net assets of the fund, but resulted in a $249 reduction in cost of securities and a corresponding $249 increase in net unrealized appreciation based on securities held by the fund on May 1, 2001.

The effect of this change for the six months ended October 31, 2001 was to decrease net investment income by $508, increase net unrealized appreciation by $443, and decrease net realized losses by $65. The Statement of Change in Net Assets and Financial Highlights for prior periods have not been restated to reflect this change in presentation.

              --------------------------------------------------

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) EMERGING OPPORTUNITIES FUND

MFS(R) HIGH QUALITY BOND FUND

MFS(R) LARGE CAP VALUE FUND

[logo] M F S(R)
INVESTMENT MANAGEMENT

500 Boylston Street
Boston, MA 02116-3741

(C)2001 MFS Investment Management(R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.
                                                               INC-3A 12/01 600C